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                                                                   EXHIBIT 10.30




TO:              THE MEMBERS OF THE
                 COMPENSATION COMMITTEE
                 OF THE BOARD OF DIRECTORS OF
                 RECOGNITION INTERNATIONAL INC.


Re:      Assignment of Targeted Bonus for the Plan Year ending
         October 31, 1994 under the Recognition International Inc. Executive Bonus Plan (the "Plan")

Gentlemen:

Please be advised that I hereby waive any right that I may have either now, or subsequent to the Plan Year ending October 31, 1994, to receive any portion of my Targeted Bonus for such Plan Year under my Assignment of Targeted Bonus or under the Plan.

PLAN PARTICIPANT



  /s/ Robert Vanourek   9/26/94          /s/ JM Bethmann  9/29/94
- --------------------------------      -------------------------------------
Robert Vanourek         (Date)         James M. Bethmann          (Date)


  /s/ D Constantine     9/30/94          /s/ T.R. Frederick  10/3/94
- --------------------------------      -------------------------------------
Dennis R. Constantine   (Date)         Thomas R. Frederick        (Date)


  /s/ Thomas Hoefert    9-30-94          /s/ LH Lattig      10/3/94
- --------------------------------      -------------------------------------
Thomas E. Hoefert       (Date)         Larry H. Lattig          (Date)


  /s/ Carol S. Lyon     9-30-94          /s/ Thomas A. Loose  9/29/94
- --------------------------------      -------------------------------------
Carol S. Lyon           (Date)         Thomas A. Loose          (Date)


 /s/ Thomas D. Neitzel  10-3-94          /s/ Robert M. Swartz  9/27/94
- --------------------------------      -------------------------------------
Thomas D. Neitzel        (Date)        Robert M. Swartz         (Date)